                                                                   EXHIBIT 10.24

                      AMENDMENT NO. 2 TO AGREEMENT OF LEASE

            This Amendment No. 2 to the Agreement of Lease, dated as of July 26,
2004 (this  "AMENDMENT"),  is entered into by and between Catskill  Development,
L.L.C., a New York limited liability company ("CATSKILL") and Monticello Raceway
Management, Inc., a New York corporation ("MONTICELLO").

                                    RECITALS:

            WHEREAS,  Catskill and  Monticello  are parties to the  Agreement of
Lease,  dated as of October 29, 2003, as amended by that certain Amendment No. 1 to the  Agreement  of Lease,  dated as of  January  12,  2004 (as  amended,  the
"LEASE");

            WHEREAS,  the parties have discovered that the legal  description of the Land (as  defined in the Lease) and the  acreage  with  respect  thereto are incorrect;

            WHEREAS,  the  parties to the Lease would like to amend the Lease to correct such description as herein provided.

                                   AGREEMENT:

            NOW,  THEREFORE,  for Ten Dollars  ($10) and other good and valuable consideration  and the  covenants  and  conditions  herein set forth the parties hereto agree as follows:

            1. AMENDMENT.  Exhibit 1 of the Lease is deleted in its entirety and replaced with EXHIBIT 1 attached hereto.

            2. GENERAL. (a) This Amendment shall be governed by, and enforced in accordance  with, the laws of the State of New York (excluding the choice of law principles thereof).  The provisions of Articles 24, 27, 28, 33, 35 and Sections
42.1,  42.3,  42.4,  42.5 and 42.6 of the Lease  shall apply with like effect to this Amendment, as fully as if set forth herein.

            (b) As  amended  by this  Amendment,  the Lease is in full force and effect.

            (c) This Amendment may be executed in two or more counterparts,  and by different parties on separate counterparts.  Each set of counterparts showing execution by all parties shall be deemed an original,  and shall  constitute one and the same instrument.

                            [Signature page follows]

            IN WITNESS  WHEREOF,  the parties  have caused this  Amendment to be executed and delivered by their duly authorized  officers or agents as set forth below.

                                    CATSKILL DEVELOPMENT, L.L.C.,
                                    Landlord

                                    By: /s/ Morad Tahbaz
                                        --------------------------------------
                                        Name:  Morad Tahbaz
                                        Title: President

                                    MONTICELLO RACEWAY MANAGEMENT, INC., Tenant

                                    By: /s/ Clifford A. Ehrlich
                                        --------------------------------------
                                         CLIFFORD A. EHRLICH

                                    EXHIBIT 1
                                    ---------

                                      LAND

All that certain plot, piece of parcel of land lying and being in the Village of
Monticello,  Town of  Thompson,  County of Sullivan  and State of New York being more  particularly  bounded and described and  designated as Parcel No. 2 on the
Final Revised Subdivision Plat of Lands of Catskill  Development,  L.L.C., dated
May 25, 1999, made by T.M. Depuy, Engineering & Land Surveying,  P.C., and filed in the Office of the Sullivan County Clerk on February 4, 2000 as Map No. 8-271,
together with and subject to easements as shown thereon.

TOGETHER WITH, that certain 3.62 acre parcel in the Village of Monticello,  Town of  Thompson,  County  of  Sullivan  and  State  of New York  more  particularly described as:

BEGINNING at a concrete  highway  monument  found on the east bounds of New York
State Route  17-Quickway,  said point of beginning  being the southwest comer of lands of Loflcowitz as described in Liber 724 of Deeds at Page 1121,  said point of beginning being on the northerly tine of the premises originally described in
Liber 552 of Deeds at Page 314; and

RUNNING  THENCE from said place of  beginning  South 66 degrees 14 minutes  East
174.92 feet leaving said  highway  bounds and passing  along the South bounds of lands of said  Lefkowitz  to a point on the west  bounds of County  Road No. 174
(formerly N.Y.S. Route 17);

THENCE the  following  courses and distances  along the westerly  bounds of said
County Road:

South 18 degrees 07 minutes East 350.00 feet;

South 29 degrees 25 minutes East 200.00 feet;

South 44 degrees 22 minutes East 610.00 feet;

South 33 degrees 08 minutes East 231.79 feet; and

South 18 degrees 46 minutes 125.00 feet to a point on the easterly bounds of New
York State Route 17-Quickway;

THENCE the following courses and distances along said Quickway bounds:

North 46 degrees 41 minutes  West  531.00  feet to a concrete  highway  monument found;

North 40 degrees 20 minutes  West  363.11  feet to a concrete  highway  monument found;

North 32 degrees 00 minutes  West  403.67  feet to a concrete  highway  monument found;

North 21 degrees 46 minutes  West  289.81  feet to a concrete  highway  monument found; and

North 13 degrees 46 minutes West 75.43 feet to the point or place of BEGINNING.

Containing  3.62 acres of land,  as surveyed by George H. Fulton,  Licensed Land
Surveyor, in February, 1995.